Raymond James 39th Annual Institutional Investors Conference

CABLE ONE®

Investor Presentation

March 6, 2018

Disclaimer

This presentation has been prepared by Cable One, Inc. (Cable ONE, us, our, we or the Company). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.

No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable ONE, its directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.

This presentation contains "forward-looking statements" that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and our business and financial results. Forward-looking statements often include words such as "will," "should," "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors: the effect of our acquisition of NewWave Communications (NewWave), which we now refer to as our Northeast Division (NED), on our ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; the potential diversion of senior management's attention from our ongoing operations due to the acquisition of NewWave; uncertainties as to our ability and the amount of time necessary to realize the expected synergies and other benefits of the acquisition of NewWave; our ability to integrate NewWave's operations into our own in an efficient and effective manner; rising levels of competition from historical and new entrants in our markets; recent and future changes in technology; our ability to continue to grow our business services product; increases in programming costs and retransmission fees; our ability to obtain hardware, software and operational support from vendors; the effects of any new significant acquisitions by us; adverse economic conditions; the integrity and security of our network and information systems; the impact of possible security breaches and other disruptions, including cyber-attacks; changing and additional regulation of our data, video and voice services, including legislative and regulatory efforts to impose new legal requirements on our data services; changes in broadcast carriage regulations; our ability to renew cable system franchises; increases in pole attachment costs; the potential adverse effect of our indebtedness on our business, financial condition or results of operations and cash flows; the possibility that interest rates will rise, causing our obligations to service our variable rate indebtedness to increase significantly; the failure to meet earnings expectations; the adequacy of our risk management framework; changes in tax and other laws and regulations; changes in our estimates of the impact of the 2017 Federal tax reform legislation; changes in generally accepted accounting principles in the United States (GAAP) or other applicable accounting policies; and the other risks and uncertainties detailed in the section titled "Risk Factors" in our latest Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the SEC).

Any forward-looking statements made by us in this presentation speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Except as otherwise expressly provided, all information herein speaks only as of the date hereof, in the case of information about Cable ONE, or (2) the date of such information, in the case of information from persons other than Cable ONE. Cable ONE undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable ONE's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data in this presentation has been derived from audited financial statements for each of the five years in the period ended December 31, 2017, included in Cable ONE's Annual Reports on Form 10-K, and for the year ended December 31, 2012, included in Cable ONE's Form 10, each as filed with the SEC. The financial data from and as of prior and subsequent periods was derived from unaudited financial statements.

Use of Non-GAAP Financial Metrics

The Company uses certain measures that are not defined by GAAP to evaluate various aspects of its business. Adjusted EBITDA (labeled "Adj EBITDA" in this presentation) and Adjusted EBITDA Margin (labeled "Adj EBITDA Margin" in this presentation) are non-GAAP financial measures and should be considered in addition to, not as a substitute for, net income or net profit margin reported in accordance with GAAP. These terms, as defined by Cable ONE, may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA is reconciled to net income and Adjusted EBITDA Margin is reconciled to net profit margin in the Appendix.

"Adjusted EBITDA" is defined as net income plus interest expense, income tax provision (benefit), depreciation and amortization, equity- and pre-spin cash-based incentive compensation expense, severance expense, (gain) loss on deferred compensation, acquisition-related costs, (gain) loss on disposal of assets, other (income) expense, net, and other unusual operating expenses, as provided in the Appendix. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's cash cost of financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

The Company uses Adjusted EBITDA and Adjusted EBITDA Margin to assess its performance. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculation under the Company's credit facilities and outstanding 5.75% senior unsecured notes due 2022 to determine compliance with the covenants contained in the facilities and ability to take certain actions under the indenture governing the notes. For the purpose of calculating compliance with the leverage ratio covenants in the Company's debt instruments, the Company uses a measure similar to Adjusted EBITDA, as presented. Adjusted EBITDA is also a significant performance measure used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to investors in evaluating the operating performance of the Company.

Adjusted EBITDA, Adjusted EBITDA Margin, and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA and Adjusted EBITDA Margin may not be directly comparable to similarly titled measures reported by other companies.

Presenters



Julie Laulis
Chair of the Board, President & CEO
Cable ONE



Kevin Coyle
SVP & CFO
Cable ONE

Cable ONE at a glance

- Among the 10 largest cable system operators in the United States with ~800,000 customers
- Integrated provider of data, video & voice services in 21 Midwestern, Southern and Western states
- 77% of customers located in 7 states – AZ, ID, IL, MS, MO, OK, and TX
- Significant, multi-year plant and product enhancements resulting in increased broadband capacity and speeds
- Consistent track record of long-term financial and operating success
- Differentiated operating philosophy & strategy focusing on increasing Adj EBITDA and Adj EBITDA less capex

2017 revenue[1] distribution



Advertising sales 3%
Business services 14%
Other 1%
Residential voice 4%
Residential data 43%
Residential video 35%

2017 financial profile ($mm)



$960
~46% Adj EBITDA Margin
$443
Revenue[1]
Adj EBITDA[1]

[1] 2017 Revenue, Adj EBITDA, and Adj EBITDA Margin include 8 months of NewWave Communications operations, since it was acquired on May 1, 2017.

Located in non-urban markets with favorable competition



Lewiston
Boise
West Valley
Idaho Falls
Pocatello
Twin Falls
Fargo
Sioux City
Norfolk
Kirksville
Overland Park
Emporia
Bartlesville
Chanute
Joplin
Ponca City
Taylorville
Brazil
Vincennes
Poplar Bluff
Dexter
Dyersburg
Kennett
Prescott
Cottonwood
Winslow
Holbrook
Rio Rancho
Globe
Phoenix
Safford
Bisbee
Roswell
Borger
Elk City
Duncan
Ada
Altus
Sherman
Ardmore
Texarkana
Cleveland
Clarksdale
Grenada
Columbus
Anniston
Monroe
Brookhaven
Odessa
Natchez
Biloxi
Long Beach
Pascagoula
Belle Chasse
La Grange
Sour Lake
El Campo
Port Lavaca
Aransas Pass
Kingsville
CABLE ONE
Legacy Cable ONE
Legacy NewWave
Phoenix (Corporate Headquarters)

Residential HSD and Business Services are our focus areas and dominate Cable ONE's Revenues and Adj EBITDA


Revenues by Product ($M)
$779
$805
$826
$815
$807
$820
$960
$383
$374
$386
$362
$333
$295
$333
$83
$81
$75
$62
$50
$43
$44
$43
$53
$64
$77
$89
$100
$131
$219
$245
$252
$266
$294
$344
$415
34%
57%
Revenue Share
2011
2012
2013
2014
2015
2016
2017
Residential HSD
Business Services2
Residential Phone
Residential Video
Advertising Revenue
Other


Adj EBITDA1 by Product ($M)
Adj EBITDA Margin1
37%
36%
37%
38%
40%
44%
46%
$285
$291
$306
$311
$323
$357
$443
2011
2012
2013
2014
2015
2016
2017
Residential HSD
Business Services
Residential Phone
Residential Video
Advertising Revenue3
Other

1 Historical Adj EBITDA and Adj EBITDA Margin reflect the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.
2 Business Services Revenue includes approximately $2 Million of Commercial Revenue (fiber revenue) in 2012 that was classified as Other Revenue in the Form 10.
3 Costs are not allocated to Advertising Revenue.

Appendix

- **Reconciliations of Net Income to Adjusted EBITDA and Net Profit Margin to Adjusted EBITDA Margin by Year for 2011 — 2017**

Reconciliations of Net Income to Adjusted EBITDA and Net Profit Margin to Adjusted EBITDA Margin

BY YEAR[1] ($M)

	2011	2012	2013	2014	2015	2016	2017[2]
Revenue	**$779**	**$805**	**$826**	**$815**	**$807**	**$820**	**$960**
Net Income	**$99**	**$95**	**$105**	**$147**	**$92**	**$101**	**$234**
Net Profit Margin	*13%*	*12%*	*13%*	*18%*	*11%*	*12%*	*24%*
Plus: Interest expense	–	–	–	–	16	30	47
Income tax provision (benefit)	54	57	62	92	55	62	(44)
Depreciation and amortization	129	129	129	138	144	148	181
Equity- and pre-spin cash-based incentive compensation expense	5	4	4	4	10	12	11
Severance expense	–	–	–	–	–	1	5
(Gain) loss on deferred compensation	–	2	3	1	(1)	-	3
Other (income) expense, net	–	–	–	(74)	–	(5)	(1)
Acquisition-related costs	–	–	–	–	–	5	6
(Gain) loss on disposal of assets	(2)	4	3	1	2	3	1
Billing system implementation costs	–	–	–	2	5	–	–
Adjusted EBITDA	**$285**	**$291**	**$306**	**$311**	**$323**	**$357**	**$443**
Adjusted EBITDA Margin	*37%*	*36%*	*37%*	*38%*	*40%*	*44%*	*46%*

[1] Historical amounts reflect the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.
[2] 2017 results include 8 months of NewWave Communications operations, since it was acquired on May 1, 2017.

CABLE ONE®